SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            reported): June 12, 1998

                                 L.A. GEAR, INC.
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)

                                     0-10157
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                            (Commission File Number)

                                  95-3375118
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                      (I.R.S. Employer Identification No.)


1800 Avenue of the Stars, Suite 405 Los Angeles, California           90067
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        (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (310) 226-8844


              2850 Ocean Park Blvd., Santa Monica, California 90405
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On June 12, 1998, the Company filed Debtor in Possession Interim Statements and a Debtor in Possession Operating Report for the period January 13, 1998 through May 31, 1998 pursuant to United States Bankruptcy Code in the Company's chapter 11 case number LA 98-11236-BR filed with the United States Bankruptcy Court, Central District of California.

         On June 15, 1998, the United States Bankruptcy Court, Central District of California, confirmed a chapter 11 Plan of Reorganization for the Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  Exhibit No.             Description of Exhibit
  -----------             ----------------------
   101                    Debtor in Possession  Interim  Statements from January
                          13, 1998 through May 31, 1998.

   102 Debtor in Possession Operating Report from January 13, 1998 through May 31, 1998.

   103                    Press release dated June 16, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      L.A. GEAR, INC.


Date:  June 16, 1998.                 By: /s/ DAVID GATTO
                                         ------------------------------
                                         David Gatto
                                         Chairman of the Board and Chief
                                         Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.              Description of Exhibit
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  101                    Debtor in Possession  Interim  Statements from January
                         13, 1998 through May 31, 1998.

  102 Debtor in Possession Operating Report from January 13, 1998 through May 31, 1998.

  103                    Press release dated June 16, 1998.